SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) : July 30, 2003

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Mountain View Road, P.O. Box 1615, Warren, New Jersey (Address of Principal Executive Offices)	07061-1615 (Zip Code)

Registrant’s telephone number, including area code (908)903-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition.
SIGNATURE
Exhibit Index To Current Report On Form 8-K Dated July 30, 2003
PRESS RELEASE

Item 12. Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
EX-99.1: Press release issued by The Chubb Corporation dated July 30, 2003.

Item 12. Results of Operations and Financial Condition.

The following information, including the text of the press release attached as an Exhibit to this Form 8-K, is furnished pursuant to this Item 12. On July 30, 2003, The Chubb Corporation (Chubb) issued a press release announcing its results for the quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K. In its earnings release and in the conference call to discuss its second quarter results scheduled to be webcast on July 31, 2003, Chubb presents and will present its results of operations in the manner it believes is most meaningful to investors, which includes certain measures that are not based on accounting principles generally accepted in the United States, as more fully described in the press release filed as Exhibit 99.1 to this Form 8-K and incorporated by reference into this Item 12 as if fully set forth herein.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION

By:	/s/ Joanne L. Bober

Name: Joanne L. Bober
Title: Senior Vice President and
General Counsel

July 30, 2003

Exhibit Index To Current Report On Form 8-K
Dated July 30, 2003

Exhibit
Number

(99.1)	Press release issued by The Chubb Corporation dated July 30, 2003.